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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to section 13 or 15(d) of The Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)
                                 October 8, 2004


                            First Citizens Banc Corp
                            ------------------------
             (Exact name of Registrant as specified in its charter)


            Ohio                          0-25980                34-1558688
            ----                          -------                ----------
(State or other jurisdiction of   (Commission File Number)     ( IRS Employer
incorporation or organization)                               Identification No.)


           100 East Water Street, P.O. Box 5016, Sandusky, Ohio 44870
           ----------------------------------------------------------
                    (Address of principle executive offices)

       Registrant's telephone number, including area code: (419) 625-4121

                                       N/A
                                       ---
          (Former name or former address, if changed since last report)

                        Date of report: October 15, 2004
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ITEM 2.01         ACQUISITION OR DISPOSITION OF ASSETS

         On October 8, 2004, First Citizens Banc Corp ("First Citizens") completed its acquisition of FNB Financial Corporation ("FNB Financial"), Shelby, Ohio, which merged with and into First Citizens (the "Merger"). First Citizens had previously announced the signing of the Agreement and Plan of Merger (the "Merger Agreement") by First Citizens and FNB Financial on March 4, 2004.

         Under the terms of the agreement, FNB Financial Corporation shareholders will be able to elect to receive 2.62 shares of First Citizens common shares, $72.00 in cash or a combination of 60% stock and 40% cash, subject to an overall limitation. The maximum number of First Citizens common shares that will be issued is 786,000 and the maximum cash consideration will be $14.4 million.

         The Merger has been approved by all applicable banking regulators and by the Board of Directors and the shareholders of FNB Financial. In addition, the First Citizens common shares to be issued to the FNB Financial shareholders in exchange for their FNB Financial common shares have been registered with the Securities and Exchange Commission.

         Immediately following the Merger, FNB Financial's bank subsidiary, The First National Bank of Shelby, merged with and into First Citizens' bank subsidiary, The Farmers State Bank of New Washington. Effective upon the merger, the combined bank changed its name to First Citizens Bank. The merged banking affiliates will serve the Ohio communities of Shelby, New Washington, Willard, Crestline, Shiloh, Tiro, Chatfield, Plymouth, Greenwich, Richwood and Greencamp.

         Following the Merger, one director of FNB Financial, J. George Williams, will serve on the Board of Directors of First Citizens Banc Corp. Six other FNB Financial directors, Larry L. Cornell, Thomas A. Depler, Kent Knaus, Dr. William Mako, Jr., Timothy E. Morse and Marjorie E. Roush, will serve on the Board of Directors of First Citizens Bank.


ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS

         (a)      Financial Statements of businesses acquired.

         Financial statements of FNB Financial were filed as part of First Citizens' Registration Statement on Form S-4 filed on July 19, 2004, as amended by Amendment No. 1 thereto filed on August 5, 2004, and declared effective on August 6, 2004 (the "Registration Statement"). Updated financial statements will be filed as soon as practicable but in no case later than sixty days after the date this 8-K was required to be filed.


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         (b)      Pro forma financial information.

         Pro forma financial information regarding the acquisition was filed as part of First Citizens' Registration Statement. Updated pro forma financial information will be filed as soon as practicable but in no case later than sixty days after the date this 8-K was required to be filed.

         (c)      Exhibits.

99.      Text of Press Release, dated October 8, 2004, issued by First Citizens


SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


First Citizens Banc Corp


/s/  James O. Miller                                     October 15, 2004
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James O. Miller                                          Date
Executive Vice President